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                                                                    EXHIBIT 10.7

                                    SUBLEASE

       This Sublease is made as of the 30th day of June, 1999, by and between SMITH & NEPHEW, INC., a Delaware corporation (the "Sublandlord") and DJ ORTHOPEDIC, LLC, a Delaware limited liability company (the "Subtenant").

                                    RECITALS

       A. Pursuant to a recapitalization agreement dated as of April 30, 1999 (the "Recapitalization Agreement") among DonJoy, L.L.C., Sublandlord and Chase DJ Partners, LLC ("Investor"), DonJoy L.L.C. is selling to Investor 657,000 Units of DonJoy, L.L.C. and DonJoy, L.L.C. is redeeming 2,000,000 Units from Sublandlord, such that upon consummation of the transactions contemplated by the Recapitalization Agreement, Investor will own approximately a ninety percent (90%) interest in DonJoy, L.L.C.;

       B. Sublandlord is the tenant under that certain Lease Agreement dated as of June 9, 1997 as amended by First Amendment to Lease Agreement dated as of November 17, 1997 and as further amended by Second Amendment to Lease Agreement and Agreement Regarding Lease Terms dated as of February 21, 1998 (collectively the "Master Lease") as evidenced by a Memorandum of Lease recorded on April 8, 1998 as Doc. No. 1998-0198211 in the San Diego County Recorders Office with Stetman & Morris Properties, a California General Partnership (the "Landlord") (a copy of which Master Lease is attached hereto as Exhibit A and by this reference made a part hereof) concerning the real estate and the building and improvements located thereon and identified as Parcels H, I, and J of Parcel Map 16028 in the City of Vista, San Diego County California as more fully set forth therein (the "Premises").

       C. It is a condition to Investor's obligations under the Recapitalization Agreement that Sublandlord and Subtenant enter into this Sublease and Subtenant desires to sublease from Sublandlord the Premises, and Sublandlord has agreed to sublease the Premises to Subtenant upon the terms, covenants and conditions herein set forth.

                                    AGREEMENT

       In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

       1. SUBLEASE. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Premises.

       2. TERM. The term of this Sublease shall commence on date on which the closing occurs pursuant to the Recapitalization Agreement (the "Effective Date") and shall end on February 19, 2008 unless sooner terminated as provided herein or in the Master Lease or unless the term is extended in accordance with the provisions of Section 7.2 of this Sublease.

       3. RENT. Subtenant shall pay minimum monthly rent during the term of this Sublease in the same monthly amount required to be paid by Sublandlord as tenant under the


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Master Lease including adjustments as required by Paragraph 4.2 of the Master
Lease over the Beginning Index applicable to the Master Lease. Subtenant shall also be required to pay all taxes and other amounts which are the responsibility of Sublandlord as lessee under Paragraph 4.4 or other provisions of the Master Lease. In the event that the term of this Sublease shall begin or end on a date which is not the first day of a month, minimum monthly rent in the initial amount of $66,924.00 together with taxes and other amounts payable by Sublandlord to Landlord under the Master Lease shall be prorated as of such date in accordance with the provisions of the Recapitalization Agreement.

       4. DEFINITIONS. All terms not otherwise defined herein shall have the meaning provided in the Master Lease.

       5. MASTER LEASE. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided in Paragraph 6 or Paragraph 7 hereof, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights of the Landlord and the rights and obligations of Tenant under the Master Lease shall be deemed the rights of Sublandlord and rights and obligations of Subtenant, respectively, hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant, respectively. As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease applicable to Tenant, except as modified herein.

       6.     LANDLORD'S PERFORMANCE UNDER MASTER LEASE.

              6.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to Subtenant for any default of the Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord's act or failure to act. In each instance where action by Landlord under the Master Lease is necessary to the realization of a right of Subtenant under the Sublease, it is agreed that Sublandlord shall have no liability for a failure to timely give a notice or respond to a request if: (i) Subtenant has not given sufficient notice to permit Sublandlord to take action or give notice under the Master Lease regardless of the notice period contained in the Sublease, or (ii) notwithstanding timely notice or action by Sublandlord, Landlord fails or refuses to timely act or respond, unless such failure is excused because of a default by Sublandlord as tenant under the Master Lease, or
(iii) Subtenant is in default beyond all applicable notice and cure periods under this Sublease. This Sublease shall remain in full force and effect notwithstanding the



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Landlord's failure or refusal to comply with any provisions of the Master Lease and Subtenant shall pay the minimum monthly rent and additional rent and all other charges provided for herein without any abatement, deduction or set off whatsoever (except as otherwise provided in Paragraph 6.2 as modified by Section 7.5) unless and until the Master Lease is terminated without liability to Sublandlord. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

              6.2 Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease,
Sublandlord agrees to use commercially reasonable efforts to obtain, at Subtenant's sole cost and expense, such consent and/or performance on behalf of Subtenant. To the extent permitted by (or not precluded under) the Master Lease, Subtenant shall have the right, in its own name, to request performance of obligations required of the Landlord and to conduct such proceedings as may be required to obtain performance of such obligations, including, without limitation, the commencement of one or more actions against the Landlord. In addition, Subtenant shall have the right to make its own arrangements with Landlord to receive any additional services which Landlord is obligated to provide upon request of Landlord under the terms of the Master Lease; provided, however, if Landlord refuses to deal directly with Subtenant pursuant to its rights under the Lease, Subtenant shall have the right to request that Sublandlord make such arrangements with Landlord on Subtenant's behalf; provided, further, however, that Sublandlord shall not be required to incur any expense in connection with the foregoing. As between Sublandlord and Subtenant, Subtenant shall have the sole obligation to pay for such additional services

              6.3 Sublandlord represents and warrants to Subtenant that the Master Lease is in full force and effect, as of the date hereof all obligations of both Landlord and Sublandlord thereunder have been satisfied and Sublandlord has neither given nor received a notice of default pursuant to the Master Lease.

              6.4 Sublandlord covenants as follows: (i) not to voluntarily terminate the Master Lease (except upon a basis which in Subtenant's reasonable judgment would preserve for Subtenant the right to continue occupancy upon all of the terms and conditions hereof), (ii) not to modify the Master Lease without Subtenant's prior written consent, which consent shall not be unreasonably withheld so long as any proposed modification will not adversely affect Subtenant's rights hereunder, and (iii) at Subtenant's sole cost and expense to take all actions reasonably necessary to preserve the Master Lease.

       7. ADDITIONAL VARIATIONS FROM MASTER LEASE. The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or not incorporated herein:

              7.1 The provisions designated Paragraphs 2.1 through 2.13 of the Master Lease are inapplicable to the Sublease insofar as the improvements have been completed without a rental adjustment or reimbursement obligation and are hereby deemed satisfactory by Subtenant.



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              7.2    Notwithstanding anything to the contrary set forth in
Paragraph 3.1 of the Master Lease, the term of this Sublease shall be as set forth in Section 2 above. The options to renew contained in Paragraph 3.2 of the Master Lease may only be exercised upon 120 days prior written notice from Subtenant and it shall be a condition of such exercise that Subtenant not be in default under the terms and provisions of this Sublease beyond all applicable notice and cure periods.

              7.3 Any notice which may or shall be given by either party hereunder shall be either delivered personally, sent by overnight private courier service, sent by certified mail, return receipt requested, or sent by fax with a copy sent by first class U.S. mail, addressed to the party for whom it is intended at the Premises (if to the Subtenant) with a copy to DJ Orthopedics , LLC, c/o Chase Capital Partners, 380 Madison Avenue, New York, NY 10017, Attn: Damion Wicker, M.D., Joans Steinman and John Daileader; or (if to the Sublandlord) to Smith & Nephew, Inc., 1450 Brooks Road, Memphis, TN 38116, Attn.. General Counsel, (Fax) 901 396-7824 with a copy to Smith & Nephew, Inc., 1450 Brooks Road, Memphis, TN 38116, Attn Chief Financial Officer, (Fax) 901 399-6151 or to such other address as may have been designated in a notice given in accordance with the provisions of this Section 7.3.

              7.4 All amounts payable by Subtenant hereunder or pursuant to the Master Lease shall be payable directly to Landlord, provided: (i) Landlord agrees to accept such payments directly from Subtenant, and (ii) Subtenant timely makes all required payments under the Sublease and hereby indemnifies Sublandlord from all loss, cost, expense and liability by reason of Subtenant's failure to timely make such payment. If Subtenant fails to timely make such payments and such failure occurs more than twice in any twelve (12) month period, then Subtenant shall thereafter upon written notice from Sublandlord make all payments required under this Sublease to Sublandlord and Sublandlord shall immediately remit all such payments to Landlord. Sublandlord shall indemnify Subtenant from all loss, cost, expense and liability by reason of Sublandlord's failure to timely remit to Landlord the funds timely received from Subtenant.

              7.5 The provisions of the following Paragraphs of the Master Lease shall not apply to this Sublease or shall apply only to the extent indicated: Paragraph 2.1 is modified to refer to the term of this Sublease as set forth in Section 2 hereof, Paragraph 4.1 is modified to provide that the current minimum monthly rent is $66,924.00 (which Sublandlord represents in the minimum monthly rent currently payable by Sublandlord under the Master Lease) rather than the $60,489.00 amount specified in the Second Amendment to the Master Lease; Paragraph 5.2.c to the extent it grants Subtenant the right to terminate the Sublease; Paragraph 6.2 is modified to condition the right of Subtenant to withhold sums from future rents upon: (i) the ability of Sublandlord to withhold such sums under the Master Lease and (ii) Subtenant hereby indemnifying Sublandlord from all loss, cost, expense and liability to Landlord as a result of such withholding; Paragraph 6.4 is hereby modified to provide that any assignment of warranties by Sublandlord to Subtenant is conditioned upon Subtenant hereby indemnifying Sublandlord from all loss, cost, expense and liability as a result of such assignment or any action taken with respect to such warranties; Paragraph 7.1 is hereby amended to extend each of the time periods for giving notice by ten (10) days and to reduce the thirty
(30) day restoration period to twenty (20) days; Paragraph 7.2 and Paragraph 11.4.b.(3) are hereby modified to increase the 2 day period to



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7 days; Paragraph 10.1 and Paragraph 10.2 are hereby modified to provided that all references to Landlord shall be deemed to refer to both Landlord and Sublandlord; Paragraph 10.6.b is hereby modified to provide that the policies shall name both Landlord and Sublandlord; Paragraph 11.2.b is hereby modified to reduce the fifteen (15) day period for notice by Subtenant to seven (7) days and to increase the period for response by Sublandlord from fifteen (15) to twenty
(20); Paragraph 11.3.c is hereby modified to provide that Sublandlord shall have no obligation to contribute its funds to restoration and any provision of the Sublease to the contrary notwithstanding, Sublandlord's duty shall be exclusively to make available funds, if any, which it receives from Landlord for such purposes; Paragraph 11.6 is hereby modified to provide that this Sublease shall terminate if Landlord exercises its right to terminate under Paragraph
11.6 of the Master Lease and to reduce the period for notice of termination by the Subtenant to fifty (50) days; Paragraph 12.4.a is hereby modified to reduce the thirty (30) day references to twenty (20) days and to reduce the ninety (90) day reference to eighty (80) days; Paragraph 12.5.a is modified to change the thirty (30) day reference to forty (40) days; Paragraph 13.1 is hereby modified to require consent of both Landlord and Sublandlord; Paragraph 13.2 is hereby deleted; Paragraph 13.3 is hereby modified to require Subtenant to pay the attorney's fees of both Landlord and Sublandlord; Paragraph 14.1.a is hereby modified to reduce the five (5) day notice to three (3) days and to reduce the thirty (30) day notice period to twenty-five (25) days and Paragraph 14.1.c is deleted in its entirety; Paragraph 14.5.a is hereby modified to increase the period to forty-five (45) days to allow Sublandlord adequate time to put Landlord on notice; Article 15 including Paragraphs 15.1 through 15.8 are hereby deleted in their entirety; The indemnities contained in Article 16 shall protect both Landlord and Sublandlord, and Sublandlord shall have no obligation to pay or reimburse Subtenant for any environmental investigation or remediation of contamination; Paragraph 16.5 is modified to reduce the response period for Subtenant to five (5) days; Article 18 is hereby modified to provide that the references to Landlord shall also be deemed to refer to Sublandlord; Paragraph
19.1 is hereby modified to provide that the Sublease shall be and remain subject and subordinate to the terms of the Master Lease; Paragraph 19.2 is hereby modified to provide that Subtenant shall respond in five (5) days rather than ten (10) days and that Sublandlord shall respond in fifteen (15) days rather than ten (10) days; Paragraph 19.3 is hereby modified to provide that it shall refer only to the interest of Sublandlord in its leasehold estate in the Premises and it shall have no liability to Subtenant for damages as a result of a breach by Landlord of its obligations under Paragraph 19.3 of the Master Lease except to the extent it shall receive compensation or damages from Landlord as a result of such breach (nor shall Sublandlord have any obligation to pursue any claims or remedies against Landlord for a breach of Paragraph 19.3 except that Sublandlord shall cooperate with Subtenant in pursuing such claims for Subtenant's benefit and at the sole cost and expense of Subtenant); Paragraph
25.1. is hereby modified to reduce the ten (10) day notice requirement and period to five (5) days; Article 26 is hereby modified to require that the Subtenant must notify Sublandlord of its election to exercise the option and deposit with Sublandlord the full purchase price in cash, all within seventy-five (75) days so that Sublandlord will have no liability or risk in connection with the exercise of the option under the Master Lease; and Article 27 is hereby modified to provide that it may only be exercised to the extent that Sublandlord is able to timely exercise the expansion option under the Master Lease and Subtenant shall indemnify and hold harmless Sublandlord from all loss, cost, expense and liability to Landlord as a result of the exercise of the expansion option under the Master Lease.



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              7.6    Sublandlord shall deliver the Premises to Subtenant in its current "as is" condition, ordinary wear and tear and loss by fire or other casualty excepted.


       8. INDEMNITY. Subtenant hereby agrees to indemnify and hold Sublandlord harmless from and against any and all claims, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (b) any person by reason of Subtenant's use and/or occupancy of the Premises, except to the extent any of the foregoing is caused by the gross negligence or willful misconduct of Sublandlord. The provisions of this Section 8 shall survive the expiration or earlier termination of the Master Lease and/or this Sublease.

       9. CANCELLATION OF MASTER LEASE. In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, Subtenant agrees to make full and complete attornment to the Landlord under the Master Lease for the balance of the term of this Sublease and upon the then executory terms hereof at the option of the Landlord at any time during Subtenant's occupancy of the Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Landlord. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request of the Landlord, and Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right of election to terminate this Sublease or to surrender possession of the Premises in the event any proceeding is brought by the Landlord under the Master Lease to terminate the Master Lease so long as Subtenant is not named in said action and so long as Landlord agrees to recognize Subtenant.

       10. BROKERS. Each party hereto represents and warrants to the other that such party did not deal with any broker or finder in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees arising out of the indemnifying party's acts in connection with this Sublease. The provisions of this Section 10 shall survive the expiration or earlier termination of this Sublease.

       11. ASSIGNMENT, SUBLETTING, AND SUBLEASEHOLD MORTGAGES. Subject further to all of the rights of the Landlord under the Master Lease and the restrictions contained in the Master Lease, Subtenant shall not be entitled to assign this Sublease or to sublet all or any portion of the Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld. Provided any required consent is obtained from Landlord in writing under the Master Lease and Subtenant is not released from its obligations hereunder, Sublandlord agrees not to withhold its consent to any assignment or sub-sublease to a party owned or controlled by Subtenant or under common ownership or control with Subtenant or which acquires all or substantially all of the business of Subtenant.

              11.1 Subject to any required written consent of Landlord under the Master Lease, Subtenant may, from time to time, mortgage or otherwise encumber its interest in this Sublease



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(hereinafter a "Subleasehold Mortgage"), including but not limited to
Subtenant's interest in any improvements, fixtures and personal property located on the Premises (the "Subleasehold Estate"), and, in connection therewith, assign the rents, issues and profits from the Subleasehold Estate. Notwithstanding any other provisions of this Sublease, any transfer of the Subleasehold Estate pursuant to, or in lieu of, foreclosure of a Subleasehold Mortgage shall be permitted without Sublandlord's consent (any such transfer being hereinafter referred to as a "foreclosure"). Any person who becomes the holder of the Subleasehold Estate pursuant to the foreclosure of a Subleasehold Mortgage shall have no personal liability, direct or indirect, to Sublandlord for payment of any rents or other charges (except if such person elects to timely cure prior defaults to preserve this Sublease or except as provided in clause (i) of Section 11.5 below) or for satisfaction of any other claims based on events occurring prior to the date of such party's acquisition of the Subleasehold Estate, nor for conditions existing prior to the date of such party's accession to title, and any such person may thereafter assign this Sublease without Sublandlord's consent and shall be released from any and all obligations under this Sublease which arise after, or relate to any period following, the effective date of such assignment.

              11.2. If Subtenant shall grant a Subleasehold Mortgage and shall provide Sublandlord with notice thereof specifying the name and address of the Subleasehold Mortgagee, then Sublandlord, upon giving Subtenant a notice of (i) default, (ii) termination or proposed termination, (iii) a matter on which Sublandlord may claim or base a default, (iv) consent to an assignment or subletting or (v) any other matter which could materially and adversely affect the rights or obligations of Sublandlord or Subtenant, shall at the same time also give such notice to the Subleasehold Mortgagee in the manner provided in this Sublease. In the case of a default notice, such notice shall set forth with particularity all the claimed defaults. Notices delivered under this Sublease shall not be deemed effective unless and until such notice has been given to said Subleasehold Mortgagee.

              11.3. Each Subleasehold Mortgagee shall have a right, but not any obligation, to perform any term, covenant, condition or agreement of this Sublease and to remedy any default by Subtenant thereunder within the time limits set forth in this Sublease, and Sublandlord shall accept such performance.

              11.4. Notwithstanding anything contained in this Sublease to the contrary, if a default shall occur which would otherwise entitle Sublandlord to terminate this Sublease, Sublandlord shall have no right to terminate this Sublease in the absence of a termination of the Master Lease unless, following the expiration of the period of time given Subtenant to cure such default, Sublandlord shall give each Subleasehold Mortgagee written notice of Sublandlord's intent to terminate this Sublease at least thirty (30) days in advance of the proposed effective date of such termination. The Subleasehold Mortgagee, in addition to its right as described above to cure defaults by the Subtenant, shall have a right, in the absence of a termination of the Master Lease as a result of such default, to postpone the date on which this Sublease would terminate as a result of the Subtenant's default(s) in accordance with said notice by (a) giving Sublandlord written notice within such 30 day period of the Subleasehold Mortgagee's election to postpone the date on which this Sublease would terminate, and (b) proceeding with due diligence (i) to cure all defaults, if any, then existing which may be cured by the payment of a sum of money, (ii) to initiate and pursue steps to acquire the Subleasehold Estate by foreclosure of its Subleasehold Mortgage or otherwise, and (iii) after obtaining possession of the Premises, to cure



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any other then existing default(s) of Subtenant susceptible of being cured by the Subleasehold Mortgagee. In the case of any default(s) not reasonably susceptible of being cured by the Subleasehold Mortgagee, Sublandlord's right to terminate this Sublease on account thereof, in the absence of a termination of the Master Lease as a result of such default, shall be deemed to be waived so long as all other defaults are cured by the Subleasehold Mortgagee as provided above.

              11.5. If this Sublease shall be terminated for any reason whatsoever while the Subleasehold Mortgage remains in effect, then in the absence of a termination of the Master Lease, Sublandlord hereby grants the Subleasehold Mortgagee or its designee the right, exercisable by notice given to Sublandlord not later than thirty (30) days after receipt by Subleasehold Mortgagee of notice of such termination from Sublandlord, to obtain a new sublease of the Premises from the date of termination for the remaining term of this Sublease upon the same terms and conditions of this Sublease (as modified hereby) including the rent and options to renew and purchase, but excluding any provisions which have been performed or are no longer applicable, provided, that Subleasehold Mortgagee (i) cures all monetary defaults under this Sublease at the time such new sublease is entered into and (ii) cures or agrees in such new sublease to cure all non-monetary defaults which are not personal to Subtenant, those which are personal to Subtenant (such as the bankruptcy or insolvency of Subtenant), being waived. The new sublease shall (a) as to the Sublandlord have the same priority as this Sublease and (b) provide that the subtenant under such new sublease shall be liable to perform the obligations imposed on the Subtenant under the new sublease only during the time period that such party is the Subtenant of the Subleasehold Estate.

              11.6. Sublandlord will not accept any surrender, agree to the cancellation or failure to renew, or enter into any modification, of this Sublease without the prior written consent thereto of each Subleasehold Mortgagee of which Sublandlord has been given notice by the Subtenant. Without limiting the generality of the foregoing, in the absence of a termination of the Master Lease, no termination under Section 365(h) of the United States Bankruptcy Code, as amended, shall be effective against any Subleasehold Mortgagee without the prior written consent of such Subleasehold Mortgagee. No material amendment or modification of this Sublease shall be effective as to the Subleasehold Mortgage without the written consent of such Subleasehold Mortgagee.

              11.7. If Subtenant is entitled to exercise but does not for any reason exercise at least thirty (30) days prior to the expiration of the time permitted in this Sublease for the exercise of any right or option to purchase the Premises or to extend or to renew this Sublease for any extension or renewal term provided in this Sublease, any Subleasehold Mortgagee shall have the right, for a period of thirty (30) days prior to the expiration of the time for exercising such a right or option, to elect, by notice given in the manner specified in this Sublease for the exercise of such right or option, to exercise such right or option upon the same terms and conditions and with the same effect as though such right or option had been validly exercised by Subtenant, provided such exercise shall only be effective to the extent it is timely made under the Master Lease



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              11.8.  In the case of any default under any Subleasehold Mortgage, the Subleasehold Mortgagee shall be entitled at its expense to have a receiver appointed, irrespective of whether such Subleasehold Mortgagee accelerates the maturity of all indebtedness secured by its Subleasehold Mortgage, and to enter or have its receiver enter and take possession of the Premises, and manage and operate the same in accordance with the terms of this Sublease.

              11.9. Sublandlord hereby waives any landlord's lien, all rights of levy or distraint, security interest or any other right or interest that Sublandlord may now or hereafter have, whether by statute, agreement or by common law, in any portion of the Subleasehold Estate or Subtenant's inventory, equipment and other personal property now or at any time hereafter located on the Premises, but excluding fixtures and equipment customarily used for operation of the building or building systems (collectively the "Personal Property"). Subject to the rights of Landlord under the Master Lease and the Estoppel and Consent of Landlord, the Personal Property may be installed in or located on the Premises and is not and shall not be deemed to be a fixture or part of the underlying real estate but shall at all times be considered personal property unless permanently affixed and customarily used for operation of the building or building systems. Sublandlord agrees that Subleasehold Mortgagee or its representatives may enter upon the Premises at any time during the term of this Sublease to inspect, remove or repossess the Personal Property or otherwise exercise its remedies with respect thereto.

              11.10. Each party hereto shall, at any time and from time to time, as requested by this Subleasehold Mortgagee, upon not less than ten (10) days' prior notice, execute and deliver a statement certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the rent has been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in the performance of any of its obligations under this Sublease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement may be relied upon by others with whom the requesting party may be dealing.

       12. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

       13. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto with respect to the use and occupancy of the Premises and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

       14. CAPTIONS. Captions to the Sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease.

       15. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

       16. GOVERNING LAW. This Sublease shall be governed by and in all respects construed in accordance with the internal laws of the State of California.

       17. CONSENT OF LANDLORD. To the extent required by the Master Lease, the validity of this Sublease shall be subject to the Landlord's prior written consent hereto pursuant to the terms of the Master Lease. The parties shall cooperate to obtain such consent upon mutually acceptable terms.

       18. SUBLANDLORD ALTERATIONS. Sublandlord shall not make any alterations or improvements to the Premises, except Sublandlord may at its election make such alterations or improvements to the Premises as may be required by law or the Master Lease.

       19. SUBLANDLORD TRANSFERS. Sublandlord shall not assign, mortgage or otherwise encumber the Lease or any interest therein unless the transferee shall agree to recognize this Sublease and the rights of Subtenant hereunder.

       20. SUBTENANT'S CANCELLATION RIGHT. In the event that Landlord agrees to enter into a direct lease with Subtenant for the Premises and to terminate the Master Lease without cost or liability to Sublandlord as Tenant, Subtenant shall have the right to cancel this Sublease upon five (5) days' written notice to Sublandlord. In the event that Subtenant so notifies Sublandlord, the Sublease shall be deemed terminated effective upon the termination of the Master Lease without cost or liability to Sublandlord. Subtenant and Sublandlord shall execute such documents as may be reasonably necessary to evidence the termination.

       21. RECORDING. Subject to any required consent of Landlord under the Master Lease, Subtenant shall have the right to record a memorandum of this Sublease in the public records and Sublandlord agrees to execute and deliver to Subtenant such memorandum within fifteen (15) days after Subtenant's request therefor.

       22. RECAPITALIZATION AGREEMENT. The agreements contained herein shall be without prejudice to any of the rights, benefits and indemnities in favor of Subtenant or Sublandlord under the Recapitalization Agreement between Sublandlord and Subtenant or its affiliates.

       IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

                              "SUBLANDLORD":

                              SMITH & NEPHEW, INC., a Delaware corporation

                              By:  /s/ Clifford K. Lomax
                                   --------------------------------
                                 Its:  Treasurer
                                      -----------------------------


                              By:  /s/ James A. Ralston
                                   --------------------------------

                                 Its: Sr. Vice President
                                      -----------------------------

                              "SUBTENANT":

                               DJ ORTHOPEDIC, LLC, a Delaware limited liability
                                                    company

                               By:  /s/ Cyril Talbot III
                                   --------------------------------

                                  Its: V.P., CFO and Secretary
                                       ----------------------------


                               By:  /s/ Leslie H. Cross
                                   --------------------------------

                                  Its: President and CEO
                                       ----------------------------

                                    EXHIBIT A

                                THE MASTER LEASE

                                    SUBLEASE

       This Sublease is made as of the 30th day of June, 1999, by and between SMITH & NEPHEW, INC., a Delaware corporation (the "Sublandlord") and DJ ORTHOPEDIC, LLC, a Delaware limited liability company (the "Subtenant").

                                    RECITALS

       A. Pursuant to a recapitalization agreement dated as of April 30, 1999 (the "Recapitalization Agreement") among DonJoy, L.L.C., Sublandlord and Chase DJ Partners, LLC ("Investor"), DonJoy L.L.C. is selling to Investor 657,000 Units of DonJoy, L.L.C. and DonJoy, L.L.C. is redeeming 2,000,000 Units from Sublandlord, such that upon consummation of the transactions contemplated by the Recapitalization Agreement, Investor will own approximately a ninety percent (90%) interest in DonJoy, L.L.C.;

       B. Sublandlord as successor by merger to Smith & Nephew DonJoy, Inc., the assignee of Professional Care Products, Incorporated is the tenant under that certain Amended and Restated Lease Agreement, dated as of September 21, 1995, as amended by Amendment #1 to Amended and Restated Lease Agreement dated as of June 9, 1997 (collectively the "Master Lease") as evidenced by a Memorandum of Lease recorded on October 6 1995 as Doc. No. 1995-0451246 in the San Diego County Recorders Office with Stetman & Morris Properties, a California general partnership (the "Landlord") (a copy of which Master Lease is attached hereto as Exhibit A and by this reference made a part hereof) concerning the real estate and the building and improvements located thereon and identifies as Parcels A, B, C, D, & E of Parcel Map 16,028 in the City of Vista, San Diego County California as more fully set forth therein (the "Premises").

       C. It is a condition to Investor's obligations under the Recapitalization Agreement that Sublandlord and Subtenant enter into this Sublease and Subtenant desires to sublease from Sublandlord the Premises, and Sublandlord has agreed to sublease the Premises to Subtenant upon the terms, covenants and conditions herein set forth.

                                    AGREEMENT

       In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

       1. SUBLEASE. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Premises.

       2. TERM. The term of this Sublease shall commence on the date on which the closing occurs pursuant to the Recapitalization Agreement (the "Effective Date") and shall end on February 19, 2008 unless sooner terminated as provided herein or in the Master Lease or unless the term is extended in accordance with the provisions of Section 7.2 of this Sublease.

       3. RENT. Subtenant shall pay minimum monthly rent during the term of this Sublease in the same monthly amount required to be paid by Sublandlord as tenant under the Master Lease including adjustments as required by Paragraph 4.2 of the Master Lease over the Beginning Index applicable to the Master Lease. Subtenant shall also be required to pay all taxes and other amounts which are the responsibility of Sublandlord as lessee under Paragraph 4.5 or other provisions of the Master Lease. In the event that the term of this Sublease shall begin or end on a date which is not the first day of a month, minimum monthly rent in the initial amount of $78,770.00 together with taxes and other amounts payable by Sublandlord to Landlord under the Master Lease shall be prorated as of such date in accordance with the provisions of the Recapitalization Agreement.

       4. DEFINITIONS. All terms not otherwise defined herein shall have the meaning provided in the Master Lease.

       5. MASTER LEASE. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided in Paragraph 6 or Paragraph 7 hereof, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights of the Landlord and the rights and obligations of Tenant under the Master Lease shall be deemed the rights of Sublandlord and rights and obligations of Subtenant, respectively, hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant, respectively. As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease applicable to Tenant, except as modified herein.

       6.     LANDLORD'S PERFORMANCE UNDER MASTER LEASE.

              6.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to Subtenant for any default of the Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord's act or failure to act. In each instance where action by Landlord under the Master Lease is necessary to the realization of a right of Subtenant under the Sublease, it is agreed that Sublandlord shall have no liability for a failure to timely give a notice or respond to a request if: (i) Subtenant has not given sufficient notice to permit Sublandlord to take action or give notice under the Master Lease regardless of the notice period contained in the Sublease, or (ii) notwithstanding timely notice or action by Sublandlord, Landlord fails or refuses to timely act or respond, unless such failure is excused because of a default by Sublandlord as tenant under the Master Lease, or (iii) Subtenant is in default beyond all applicable notice and cure periods under this Sublease. This Sublease shall remain in full force and effect notwithstanding the Landlord's failure or refusal to comply with any provisions of the Master Lease and Subtenant shall pay the minimum monthly rent and additional rent and all other charges provided for herein without any abatement, deduction or set off whatsoever (except as otherwise provided in Paragraph 6.2 as modified by Section 7.5) unless and until the Master Lease is terminated without liability to Sublandlord. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

              6.2 Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease, Sublandlord agrees to use commercially reasonable efforts to obtain, at Subtenant's sole cost and expense, such consent and/or performance on behalf of Subtenant. To the extent permitted by (or not precluded under) the Master Lease, Subtenant shall have the right, in its own name, to request performance of obligations required of the Landlord and to conduct such proceedings as may be required to obtain performance of such obligations, including, without limitation, the commencement of one or more actions against the Landlord. In addition, Subtenant shall have the right to make its own arrangements with Landlord to receive any additional services which Landlord is obligated to provide upon request of Landlord under the terms of the Master Lease; provided, however, if Landlord refuses to deal directly with Subtenant pursuant to its rights under the Lease, Subtenant shall have the right to request that Sublandlord make such arrangements with Landlord on Subtenant's behalf; provided, further, however, that Sublandlord shall not be required to incur any expense in connection with the foregoing. As between Sublandlord and Subtenant, Subtenant shall have the sole obligation to pay for such additional services

              6.3 Sublandlord represents and warrants to Subtenant that the Master Lease is in full force and effect, as of the date hereof all obligations of both Landlord and Sublandlord thereunder have been satisfied and Sublandlord has neither given nor received a notice of default pursuant to the Master Lease.

              6.4 Sublandlord covenants as follows: (i) not to voluntarily terminate the Master Lease (except upon a basis which in Subtenant's reasonable judgment would preserve for Subtenant the right to continue occupancy upon all of the terms and conditions hereof), (ii) not to modify the Master Lease without Subtenant's prior written consent, which consent shall not be unreasonably withheld so long as any proposed modification will not adversely affect Subtenant's rights hereunder, and (iii) at Subtenant's sole cost and expense to take all actions reasonably necessary to preserve the Master Lease.

       7. ADDITIONAL VARIATIONS FROM MASTER LEASE. The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or not incorporated herein:


              7.1 Notwithstanding anything to the contrary set forth in Paragraph 2.1 of the Master Lease, the term of this Sublease shall be as set forth in Section 2 above.

              7.2 The options to renew contained in Paragraph 2.2 of the Master Lease may only be exercised upon 120 days prior written notice from Subtenant and it shall be a condition of such exercise that Subtenant not be in default under the terms and provisions of this Sublease beyond all applicable notice and cure periods.

              7.3 Any notice which may or shall be given by either party hereunder shall be either delivered personally, sent by overnight private courier service, sent by certified mail, return receipt requested, or sent by fax with a copy sent by first class U.S. mail, addressed to the party for whom it is intended at the Premises (if to the Subtenant) with a copy to DJ Orthopedics , LLC, c/o Chase Capital Partners, 380 Madison Avenue, New York, NY 10017, Attn: Damion Wicker, M.D., Joans Steinman and John Daileader; or (if to the Sublandlord) to Smith & Nephew, Inc., 1450 Brooks Road, Memphis, TN 38116,
Attn: General Counsel, (Fax) 901 396-7824 with a copy to Smith & Nephew, Inc., 1450 Brooks Road, Memphis, TN 38116, Attn: Chief Financial Officer, (Fax) 901-399-6151 or to such other address as may have been designated in a notice given in accordance with the provisions of this Section 7.3.

              7.4 All amounts payable by Subtenant hereunder or pursuant to the Master Lease shall be payable directly to Landlord, provided: (i) Landlord agrees to accept such payments directly from Subtenant, and (ii) Subtenant timely makes all required payments under the Sublease and hereby indemnifies Sublandlord from all loss, cost, expense and liability by reason of Subtenant's failure to timely make such payment. If Subtenant fails to timely make such payments and such failure occurs more than twice in any twelve (12) month period, then Subtenant shall thereafter upon written notice from Sublandlord make all payments required under this Sublease to Sublandlord and Sublandlord shall immediately remit all such payments to Landlord. Sublandlord shall indemnify Subtenant from all loss, cost, expense and liability by reason of Sublandlord's failure to timely remit to Landlord the funds timely received from Subtenant.

              7.5 The provisions of the following Paragraphs of the Master Lease shall not apply to this Sublease or shall apply only to the extent indicated: Paragraph 2.1 is modified to refer to the term of this Sublease as set forth in Section 2 hereof, Paragraph 4.1 is modified to provide that the current minimum monthly rent is $78,770.00 (which Sublandlord represents in the minimum monthly rent currently payable by Sublandlord under the Master Lease) rather than the $73,500.00 amount specified; Paragraph 5.2.c to the extent it grants Subtenant the right to terminate the Sublease or the "New Lease" as provided in Amendment #1 to the Master Lease; Paragraph 6.2 is modified to condition the right of Subtenant to withhold sums from future rents upon: (i) the ability of Sublandlord to withholding such sums under the Master Lease and
(ii) Subtenant hereby indemnifying Sublandlord from all loss, cost, expense and liability to Landlord as a result of such withholding; Paragraph 6.4 is hereby modified to provide that any assignment of warranties by Sublandlord to Subtenant is conditioned upon Subtenant hereby indemnifying Sublandlord from all loss, cost, expense and liability as a result of such assignment or any action taken with respect to such warranties; Paragraph 7.1 is hereby amended to extend each of the time periods for giving notice by ten (10) days and to reduce the thirty (30) day restoration period to twenty (20) days; Paragraph 7.2 and Paragraph 11.4.b.(3) are hereby modified to increase the 2 day period to 7 days; Paragraph 10.1 and Paragraph 10.2 are hereby modified to provided that all references to Landlord shall be deemed to refer to both Landlord and

Sublandlord; Paragraph 10.6.b is hereby modified to provide that the policies shall name both Landlord and Sublandlord; Paragraph 11.2.b is hereby modified to reduce the fifteen (15) day period for notice by Subtenant to seven (7) days and to increase the period for response by Sublandlord from fifteen (15) to twenty
(20); Paragraph 11.3.c is hereby modified to provide that Sublandlord shall have no obligation to contribute its funds to restoration and any provision of the Sublease to the contrary notwithstanding, Sublandlord's duty shall be exclusively to make available funds, if any, which it receives from Landlord for such purposes; Paragraph 11.6 is hereby modified to provide that this Sublease shall terminate if Landlord exercises its right to terminate under Paragraph
11.6 of the Master Lease and to reduce the period for notice of termination by the Subtenant to fifty (50) days; Paragraph 12.4.a is hereby modified to reduce the thirty (30) day references to twenty (20) days and to reduce the ninety (90) day reference to eighty (80) days; Paragraph 12.5.a is modified to change the thirty (30) day reference to forty (40) days; Paragraph 13.1 is hereby modified to require consent of both Landlord and Sublandlord; Paragraph 13.2 is hereby deleted; Paragraph 13.3 is hereby modified to require Subtenant to pay the attorney's fees of both Landlord and Sublandlord; Paragraph 14.1.a is hereby modified to reduce the five (5) day notice to three (3) days and to reduce the thirty (30) day notice period to twenty-five (25) days and Paragraph 14.1.c is deleted in its entirety; Paragraph 14.5.a is hereby modified to increase the period to forty-five (45) days to allow Sublandlord adequate time to put Landlord on notice; Article 15 including Paragraphs 15.1 through 15.10 are hereby deleted in their entirety; The indemnities contained in Article 16 shall protect both Landlord and Sublandlord, and Sublandlord shall have no obligation to pay or reimburse Subtenant for any environmental investigation or remediation of contamination; Paragraph 16.5 is modified to reduce the response period for Subtenant to five (5) days; Article 18 is hereby modified to provide that the references to Landlord shall also be deemed to refer to Sublandlord; Paragraph
19.1 is hereby modified to provide that the Sublease shall be and remain subject and subordinate to the terms of the Master Lease; Paragraph 19.2 is hereby modified to provide that Subtenant shall respond in five (5) days rather than ten (10) days and that Sublandlord shall respond in fifteen (15) days rather than ten (10) days; Paragraph 19.3 is hereby modified to provide that it shall refer only to the interest of Sublandlord in its leasehold estate in the Premises and it shall have no liability to Subtenant for damages as a result of a breach by Landlord of its obligations under Paragraph 19.3 of the Master Lease except to the extent it shall receive compensation or damages from Landlord as a result of such breach (nor shall Sublandlord have any obligation to pursue any claims or remedies against Landlord for a breach of Paragraph 19.3 except that Sublandlord shall cooperate with Subtenant in pursuing such claims for Subtenant's benefit and at the sole cost and expense of Subtenant); Paragraph
25.1. is hereby modified to reduce the ten (10) day notice requirement and period to five (5) days; Article 26 (Paragraphs 26.1 through 26.3) are each hereby deleted in their entirety from the Sublease and Article 27 is hereby modified to require that the Subtenant must notify Sublandlord of its election to exercise the option and deposit with Sublandlord the full purchase price in cash, all within seventy-five (75) days so that Sublandlord will have no liability or risk in connection with the exercise of the option under the Master Lease.

              7.6 Sublandlord shall deliver the Premises to Subtenant in its current "as is" condition, ordinary wear and tear and loss by fire or other casualty excepted.

       8. INDEMNITY. Subtenant hereby agrees to indemnify and hold Sublandlord harmless from and against any and all claims, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (b) any person by reason of Subtenant's use and/or occupancy of the Premises, except to the extent any of the foregoing is caused by the gross negligence or willful misconduct of Sublandlord. The provisions of this Section 8 shall survive the expiration or earlier termination of the Master Lease and/or this Sublease.

       9. CANCELLATION OF MASTER LEASE. In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, Subtenant agrees to make full and complete attornment to the Landlord under the Master Lease for the balance of the term of this Sublease and upon the then executory terms hereof at the option of the Landlord at any time during Subtenant's occupancy of the Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Landlord. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request of the Landlord, and Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right of election to terminate this Sublease or to surrender possession of the Premises in the event any proceeding is brought by the Landlord under the Master Lease to terminate the Master Lease so long as Subtenant is not named in said action and so long as Landlord agrees to recognize Subtenant.

       10. BROKERS. Each party hereto represents and warrants to the other that such party did not deal with any broker or finder in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees arising out of the indemnifying party's acts in connection with this Sublease. The provisions of this Section 10 shall survive the expiration or earlier termination of this Sublease.

       11. ASSIGNMENT, SUBLETTING, AND SUBLEASEHOLD MORTGAGES. Subject further to all of the rights of the Landlord under the Master Lease and the restrictions contained in the Master Lease, Subtenant shall not be entitled to assign this Sublease or to sublet all or any portion of the Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld. Provided any required consent is obtained from Landlord in writing under the Master Lease and Subtenant is not released from its obligations hereunder, Sublandlord agrees not to withhold its consent to any assignment or sub-sublease to a party owned or controlled by Subtenant or under common ownership or control with Subtenant or which acquires all or substantially all of the business of Subtenant.

              11.1 Subject to any required written consent of Landlord under the Master Lease, Subtenant may, from time to time, mortgage or otherwise encumber its interest in this Sublease (hereinafter a "Subleasehold Mortgage"), including but not limited to Subtenant's interest in any improvements, fixtures and personal property located on the Premises (the "Subleasehold Estate"), and, in connection therewith, assign the rents, issues and profits from the Subleasehold Estate. Notwithstanding any other provisions of this Sublease, any transfer of the Subleasehold Estate pursuant to, or in lieu of, foreclosure of a Subleasehold Mortgage shall be permitted without Sublandlord's consent (any such transfer being hereinafter referred to as a "foreclosure"). Any person who becomes the holder of the Subleasehold Estate pursuant to the foreclosure of a Subleasehold Mortgage shall have no personal liability, direct or indirect, to Sublandlord for payment of any rents or other charges (except if such person elects to timely cure prior defaults to preserve this Sublease or except as provided in clause (i) of Section 11.5 below) or for satisfaction of any other claims based on events occurring prior to the date of such party's acquisition of the Subleasehold Estate, nor for conditions existing prior to the date of such party's accession to title, and any such person may thereafter assign this Sublease without Sublandlord's consent and shall be released from any and all obligations under this Sublease which arise after, or relate to any period following, the effective date of such assignment.

              11.2. If Subtenant shall grant a Subleasehold Mortgage and shall provide Sublandlord with notice thereof specifying the name and address of the Subleasehold Mortgagee, then Sublandlord, upon giving Subtenant a notice of (i) default, (ii) termination or proposed termination, (iii) a matter on which Sublandlord may claim or base a default, (iv) consent to an assignment or subletting or (v) any other matter which could materially and adversely affect the rights or obligations of Sublandlord or Subtenant, shall at the same time also give such notice to the Subleasehold Mortgagee in the manner provided in this Sublease. In the case of a default notice, such notice shall set forth with particularity all the claimed defaults. Notices delivered under this Sublease shall not be deemed effective unless and until such notice has been given to said Subleasehold Mortgagee.

              11.3. Each Subleasehold Mortgagee shall have a right, but not any obligation, to perform any term, covenant, condition or agreement of this Sublease and to remedy any default by Subtenant thereunder within the time limits set forth in this Sublease, and Sublandlord shall accept such performance.

              11.4. Notwithstanding anything contained in this Sublease to the contrary, if a default shall occur which would otherwise entitle Sublandlord to terminate this Sublease, Sublandlord shall have no right to terminate this Sublease in the absence of a termination of the Master Lease unless, following the expiration of the period of time given Subtenant to cure such default, Sublandlord shall give each Subleasehold Mortgagee written notice of Sublandlord's intent to terminate this Sublease at least thirty (30) days in advance of the proposed effective date of such termination. The Subleasehold Mortgagee, in addition to its right as described above to cure defaults by the Subtenant, shall have a right, in the absence of a termination of the Master Lease as a result of such default, to postpone the date on which this Sublease would terminate as a result of the Subtenant's default(s) in accordance with said notice by (a) giving Sublandlord written notice within such 30 day period of the Subleasehold Mortgagee's election to postpone the date on which this Sublease would terminate, and (b) proceeding with due diligence (i) to cure all defaults, if any, then existing which may be cured by the payment of a sum of money, (ii) to initiate and pursue steps to acquire the Subleasehold Estate by foreclosure of its Subleasehold Mortgage or otherwise, and (iii) after obtaining possession of the Premises, to cure any other then existing default(s) of Subtenant susceptible of being cured by the Subleasehold Mortgagee. In the case of any default(s) not reasonably susceptible of being cured by the Subleasehold Mortgagee, Sublandlord's right to terminate this Sublease on account thereof, in the absence of a termination of the Master Lease as a result of such default, shall be deemed to be waived so long as all other defaults are cured by the Subleasehold Mortgagee as provided above.

              11.5. If this Sublease shall be terminated for any reason whatsoever while the Subleasehold Mortgage remains in effect, then in the absence of a termination of the Master Lease, Sublandlord hereby grants the Subleasehold Mortgagee or its designee the right, exercisable by notice given to Sublandlord not later than thirty (30) days after receipt by Subleasehold Mortgagee of notice of such termination from Sublandlord, to obtain a new sublease of the Premises from the date of termination for the remaining term of this Sublease upon the same terms and conditions of this Sublease (as modified hereby) including the rent and options to renew and purchase, but excluding any provisions which have been performed or are no longer applicable, provided, that Subleasehold Mortgagee (i) cures all monetary defaults under this Sublease at the time such new sublease is entered into and (ii) cures or agrees in such new sublease to cure all non-monetary defaults which are not personal to Subtenant, those which are personal to Subtenant (such as the bankruptcy or insolvency of Subtenant), being waived. The new sublease shall (a) as to the Sublandlord have the same priority as this Sublease and (b) provide that the subtenant under such new sublease shall be liable to perform the obligations imposed on the Subtenant under the new sublease only during the time period that such party is the Subtenant of the Subleasehold Estate.

              11.6. Sublandlord will not accept any surrender, agree to the cancellation or failure to renew, or enter into any modification, of this Sublease without the prior written consent thereto of each Subleasehold Mortgagee of which Sublandlord has been given notice by the Subtenant. Without limiting the generality of the foregoing, in the absence of a termination of the Master Lease, no termination under Section 365(h) of the United States Bankruptcy Code, as amended, shall be effective against any Subleasehold Mortgagee without the prior written consent of such Subleasehold Mortgagee. No material amendment or modification of this Sublease shall be effective as to the Subleasehold Mortgage without the written consent of such Subleasehold Mortgagee.

              11.7. If Subtenant is entitled to exercise but does not for any reason exercise at least thirty (30) days prior to the expiration of the time permitted in this Sublease for the exercise of any right or option to purchase the Premises or to extend or to renew this Sublease for any extension or renewal term provided in this Sublease, any Subleasehold Mortgagee shall have the right, for a period of thirty (30) days prior to the expiration of the time for exercising such a right or option, to elect, by notice given in the manner specified in this Sublease for the exercise of such right or option, to exercise such right or option upon the same terms and conditions and with the same effect as though such right or option had been validly exercised by Subtenant, provided such exercise shall only be effective to the extent it is timely made under the Master Lease.

              11.8. In the case of any default under any Subleasehold Mortgage, the Subleasehold Mortgagee shall be entitled at its expense to have a receiver appointed, irrespective of whether such Subleasehold Mortgagee accelerates the maturity of all indebtedness secured by



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

its Subleasehold Mortgage, and to enter or have its receiver enter and take possession of the Premises, and manage and operate the same in accordance with the terms of this Sublease.

              11.9. Sublandlord hereby waives any landlord's lien, all rights of levy or distraint, security interest or any other right or interest that Sublandlord may now or hereafter have, whether by statute, agreement or by common law, in any portion of the Subleasehold Estate or Subtenant's inventory, equipment and other personal property now or at any time hereafter located on the Premises, but excluding fixtures and equipment customarily used for operation of the building or building systems (collectively the "Personal Property"). Subject to the rights of Landlord under the Master Lease and the Estoppel and Consent of Landlord, the Personal Property may be installed in or located on the Premises and is not and shall not be deemed to be a fixture or part of the underlying real estate but shall at all times be considered personal property unless permanently affixed and customarily used for operation of the building or building systems. Sublandlord agrees that Subleasehold Mortgagee or its representatives may enter upon the Premises at any time during the term of this Sublease to inspect, remove or repossess the Personal Property or otherwise exercise its remedies with respect thereto.

              11.10. Each party hereto shall, at any time and from time to time, as requested by this Subleasehold Mortgagee, upon not less than ten (10) days' prior notice, execute and deliver a statement certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the rent has been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in the performance of any of its obligations under this Sublease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement may be relied upon by others with whom the requesting party may be dealing.

       12. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

       13. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto with respect to the use and occupancy of the Premises and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

       14. CAPTIONS. Captions to the Sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease.

       15. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

       16. GOVERNING LAW. This Sublease shall be governed by and in all respects construed in accordance with the internal laws of the State of California.

       17. CONSENT OF LANDLORD. To the extent required by the Master Lease, the validity of this Sublease shall be subject to the Landlord's prior written consent hereto pursuant to the terms of the Master Lease. The parties shall cooperate to obtain such consent upon mutually acceptable terms.

       18. SUBLANDLORD ALTERATIONS. Sublandlord shall not make any alterations or improvements to the Premises, except Sublandlord may at its election make such alterations or improvements to the Premises as may be required by law or the Master Lease.

       19. SUBLANDLORD TRANSFERS. Sublandlord shall not assign, mortgage or otherwise encumber the Lease or any interest therein unless the transferee shall agree to recognize this Sublease and the rights of Subtenant hereunder.

       20. SUBTENANT'S CANCELLATION RIGHT. In the event that Landlord agrees to enter into a direct lease with Subtenant for the Premises and to terminate the Master Lease without cost or liability to Sublandlord as Tenant, Subtenant shall have the right to cancel this Sublease upon five (5) days' written notice to Sublandlord. In the event that Subtenant so notifies Sublandlord, the Sublease shall be deemed terminated effective upon the termination of the Master Lease without cost or liability to Sublandlord. Subtenant and Sublandlord shall execute such documents as may be reasonably necessary to evidence the termination.

       21. RECORDING. Subject to any required consent of Landlord under the Master Lease, Subtenant shall have the right to record a memorandum of this Sublease in the public records and Sublandlord agrees to execute and deliver to Subtenant such memorandum within fifteen (15) days after Subtenant's request therefor.

       22. RECAPITALIZATION AGREEMENT. The agreements contained herein shall be without prejudice to any of the rights, benefits and indemnities in favor of Subtenant or Sublandlord under the Recapitalization Agreement between Sublandlord and Subtenant or its affiliates.

       IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

                              "SUBLANDLORD":

                              SMITH & NEPHEW, INC., a Delaware corporation

                              By:  /s/ Clifford K. Lomax
                                   -------------------------------
                                 Its:  Treasurer
                                       ---------------------------

                              By:  /s/ James A. Ralston
                                   -------------------------------
                                 Its: Sr. Vice President
                                      ----------------------------

                              "SUBTENANT":

                              DJ ORTHOPEDIC, LLC, a Delaware limited liability
                                                   company

                              By:  /s/ Cyril Talbot III
                                   -------------------------------
                                  Its: V.P., CFO and Secretary
                                       ---------------------------

                              By:  /s/ Leslie H. Cross
                                   -------------------------------
                                  Its: President and CEO
                                       ---------------------------




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




                                    EXHIBIT A

                                THE MASTER LEASE




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